UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       November 14, 2014

Network-1 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 912, New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 829-5770

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On November 14, 2014, Network-1 Technologies, Inc. (the “Company”) issued a press release announcing that its shares of common stock have been approved for listing on the NYSE MKT, subject to continued satisfaction of listing requirements.  The Company anticipates that its common stock will begin trading on the NYSE MKT on November 19, 2014.  The Company’s ticker symbol will remain “NTIP” and its shares will cease trading on the OTCBB concurrent with the listing of its shares on the NYSE MKT.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 14, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: November 17, 2014	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz
Title: Chairman & Chief Executive Officer

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